COMMON STOCK ASSIGNMENT AGREEMENT

This Common Stock Assignment Agreement (the “Agreement”) made this 24th day of January 2019, by and between, Treat Club, Inc., a Kentucky Corporation (hereinafter the “Assignee”) and Ajay Rajendran (the “Assignor” or “Rajendran”), regarding the Assignment of shares of common stock of Beliss Corp. (the “Company” or “BLIS”), and setting forth the terms and conditions upon which the Assignor will Assign two million seven hundred thousand (2,700,000) shares (the “Assignment Shares”) of restricted common stock (the “Common Stock”) of the Company, individually owned by Assignor, to Assignee, for purposes of a merger of Southern Amusement, Inc. into BLIS as the surviving entity at the conclusion of the transaction.

NOW THEREFORE, in consideration of the mutual promises, covenants and representations contained herein, the parties herewith agree as follows:

ARTICLE I

SALE OF SECURITIES

1.01    Assignment. Subject to the terms and conditions of this Agreement, the Assignor agrees to Assign the Assignment Shares of Restricted Common Stock of BLIS which represents the control portion of outstanding shares of BLIS. This is a private transaction between the Assignor and Assignee. Assignor assures Assignee that such amount of common stock represents the controlling interest, majority of common shares, and majority of voting power of the Company. No other superior rights for any conversion, warrant, option or other matter exists for control of the Company in either common or any class of preferred shares.

1.02    Purchase Consideration. It is agreed that the Consideration for the Assignment Shares will be for the Assignor retaining three hundred thousand Restricted Common Shares of BLIS, post merger, for purposes of the merger of Southern Amusement, Inc. a West Virginia lottery contracted provider, in long standing as such, which will be merged into BLIS immediately upon this transaction under separate agreement with the controlling owner of Southern Amusement which shall be acquired as a wholly owned subsidiary of BLIS. As consideration, Rajendran shall retain 300,000 common restricted shares of stock of the Company. The Closing on the sale of the Assignment Shares shall take place and the stock certificate amount from the Assignor shall be delivered as stated below.

1.03Ownership Transfer of  Current BLIS Operations. Assignee recognizes that there is existing operations and business in the current existing business of BLIS. As such concurrently and immediately upon the closing of this Agreement, all such business operations, assets, contracts, leases, property, accounts receivable, shall all continue under the ownership of BLIS.

ARTICLE II REPRESENTATIONS AND WARRANTIES

2.01 The Assignor warrants, covenants and represents to the Assignee with the intention of inducing the Assignee to enter into this Agreement that:

(a)       immediately prior to and at the Closing, the Assignor is the legal and beneficial owner of the Assignment Shares and on the Closing Date, the Assignor shall transfer to the Assignee the Assignment Shares free and clear of all liens, restrictions, covenants or adverse claims of any kind or character;

(b)       the Assignor has the legal power and authority to execute and deliver this Agreement and all other documents required to be executed and delivered by the Assignor hereunder and to consummate the transactions contemplated hereby;

(c)      to the best of the knowledge, information and belief of the Assignor there are no circumstances that may result in any material adverse effect to the Company or the value of the Assignment Shares that are now in existence or may hereafter arise;

(d) as of the Closing Date the Assignor shall not be indebted to the Company and the Company shall not be indebted to the Assignor;

(e)       the Assignor does not now, nor will it prior to or on the Closing Date, own, either directly or indirectly, or exercise direction or control over any common shares of the Company other than the Assignment Shares;

(f)        no person, firm or corporation has any right, agreement, warrant or option, present or future, contingent or absolute, or any right capable of becoming a right, agreement or option to require the Company to issue any shares in its capital or to convert any securities of the Company or of any other company into shares in the capital of the Company;

Assignor assures

            (g)        Assignee that such amount of common stock represents the controlling interest, majority of common shares, and majority of voting power of the Company. No other superior rights for any conversion, warrant, option or other matter exists for control of the Company in either common or any class of preferred shares. Such sale and purchase of the controlling interest of the Company is a material matter pertinent to this Agreement.

            (f)       The Assignor represents and warrants as follows to the status of BLIS to their knowledge as a closely held corporation that BLIS is duly organized, validly existing and in good standing under the laws of the Nevada, and has full corporate power and authority and possesses all governmental franchises, licenses, permits, authorizations and approvals necessary for its current accounting, state govenrment status, and status with the SEC, FINRA and OTCMarkets to enable it to continue as a public company, as well as all approvals the lack of which, individually or in the aggregate, has not had and would not reasonably be expected to have a material adverse effect on the Assignor, a material adverse effect on the ability of the Assignor to perform its obligations under this Agreement or on the ability of the Assignor to consummate the Transactions (a “Assignee Material Adverse Effect”).  The Assignor represents that BLIS is duly qualified to do business in each jurisdiction where the nature of its business or their ownership or leasing of its properties make such qualification necessary and where the failure to so qualify would reasonably be expected to have a Assignee Material Adverse Effect.  The Assignor has delivered to the Company or will assist in delivering as requested, true and complete copies of the Articles of Incorporation of BLIS, as amended to the date of this Agreement, the Bylaws of BLIS, as amended to the date of this Agreement (as so amended, the “Assignor Bylaws”) together with such other enumerated items related to BLIS as requested.

(g)Authority; Execution and Delivery; Enforceability.  The execution and delivery by the Assignor of this Agreement and the consummation by the Assignor of the Transactions have been duly authorized and approved by the Board of Directors of BLIS, which Rajendran is the only director, and no other corporate proceedings on the part of BLIS is necessary to authorize this Agreement and the Transactions. This Agreement constitutes a legal, valid and binding obligation of the Assignor, enforceable against the Assignor in accordance with the terms hereof.

(h)No Conflicts; Consents.  The execution and delivery by the Assignor of this Agreement,

does not, and the consummation of Transactions and compliance with the terms hereof and thereof will not, conflict with, or result in any violation of or default (with or without notice or lapse of time, or both) under, or give rise to a right of termination, cancellation or acceleration of any obligation or to loss of a material benefit under, or to increased, additional, accelerated or guaranteed rights or entitlements of any person under, or result in the creation of any Lien upon any of the properties or assets of BLIS under, any provision of (i)  BLIS’s Bylaws, (ii) any material Contract to which BLIS is a party or by which any of its properties or assets is bound or (iii) subject to the filings and other matters referred to as to any material Judgment or material Law applicable to BLISor its properties or assets, other than, in the case of clauses (ii) and (iii) above, any such items that, individually or in the aggregate, have not had and would not reasonably be expected to have a Material Adverse Effect.

(i)No Consent of, or registration, declaration or filing with, or permit from, any Governmental Entity is required to be obtained or made by or with respect to BLIS in connection with the execution, delivery and performance of this Agreement or the consummation of the Transactions, other than the (A) filing with the SEC of reports under Sections 13 and 16 of the Exchange Act, and (B) filings under state “blue sky” laws, as each may be required in connection with this Agreement and the Transactions.

(j)Information Supplied.  None of the information supplied or to be supplied by BLIS for inclusion or incorporation by reference in any SEC filing or report contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.  Moreover, that any of the following matters do not exist to impede the transaction:

i.any damage, destruction or loss, whether or not covered by insurance, that would have a Assignee Material Adverse Effect;

ii.any waiver or compromise by BLIS of a valuable right or of a material debt owed to it;

iii.any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by BLIS, except in the ordinary course of business and the satisfaction or discharge of which would not have a Assignee Material Adverse Effect;

iv.any material change to a material Contract by which BLIS or any of its assets is bound or subject;

v.any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder;

vi.any resignation or termination of employment of any officer of BLIS;

vii.any mortgage, pledge, transfer of a security interest in, or lien, created by BLIS, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair BLIS’s ownership or use of such property or assets;

viii.any loans or guarantees made by BLIS to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

ix.any declaration, setting aside or payment or other distribution in respect of any of BLIS’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by BLIS;

x.any alteration of BLIS’s method of accounting or the identity of its auditors;

xi.any issuance of equity securities to any officer, director or affiliate, except pursuant to existing Assignor stock option plans; or

(k)Litigation.  Except as disclosed by in any BLIS disclosure Schedule, there is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement or BLIS Stock or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Assignee Material Adverse Effect.  Neither BLIS nor any director or officer thereof (in his or her capacity as such), is or has been the subject of any Action involving a claim or violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty.

(l)Compliance with Applicable Laws.  Except as disclosed by BLIS, BLIS is in compliance with all applicable Laws, including those relating to occupational health and safety, the environment, export controls, trade sanctions and embargoes, except for instances of noncompliance that, individually and in the aggregate, have not had and would not reasonably be expected to have a Assignee Material Adverse Effect.

(m)Contracts.  Except as disclosed by BLIS and to the knowledge of Assignor, there are no Contracts that are material to the business, properties, assets, condition (financial or otherwise), results of operations or prospects of BLIS taken as a whole which is in violation of or in default under (nor does there exist any condition which upon the passage of time or the giving of notice would cause such a violation of or default under) any Contract to which BLIS is a party or by which it or any of its properties or assets is bound, except for violations or defaults that would not, individually or in the aggregate, reasonably be expected to result in a Assignee Material Adverse Effect.

(n)Title to Properties.  Except as disclosed by BLIS and to the knowledge of Assignor, BLIS

Has good title to, or valid leasehold interests in all such assets and properties, other than assets and properties in which BLIS has leasehold interests, are free and clear of all Liens and except for Liens that, in the aggregate, do not and will not materially interfere with the ability of BLIS to conduct business as currently conducted.  BLIS has complied in all material respects with the terms of all material leases to which it is a party and under which it is in occupancy, and all such leases are in full force and effect.  BLIS enjoys peaceful and undisturbed possession under all such material leases or holdings now held.

(o)Labor Matters.  Except as disclosed by BLIS and to the knowledge of Assignor, there are no collective bargaining or other labor union agreements to which BLIS is a party or by which it is bound.  No material labor dispute exists or, to the knowledge of the Assignor, is imminent with respect to any of the employees of BLIS.

(p)Debt Assignment. As a condition of closing, Rajendran shall assign his amount of debt due from BLIS as existing under the Financials as debt due to a related party in the Amount of $14,063.00 to BUA, LLC, under a separate assignment of Debt.

ARTICLE III CLOSING

3.01    Closing for the Purchase of Common Stock.   The Closing (the “Closing”) of this Transaction for the Assignment Shares will occur when all of the documents and consideration have been delivered, which shall be the resignation document of Rajendran, and appointment of JD Brammer as sole officer and director, together with the letter of instruction by Rajendran for the transfer of the Control Shares in the form of the Assigned Shares. Such other documentation shall be required but shall not effect the closing of this transaction.

3.02    Documents to be delivered at Closing. As part of the Closing the following documents, in form reasonably acceptable to counsel to the parties, and shall be delivered to Assignee:

(a)       By the Assignor:

(i)stock certificate or certificates, along with stock powers with medallion signature guarantees acceptable to the transfer agent, representing the Assigned Shares which represent the control block of 2,700,000 shares, endorsed in favor of Treat Club, Inc;

(ii)Resignation of all officers and directors, together with appointment of John (J.D.) Brammer as sole Officer and Director of BLIS.

(iii)Written authority necessary for transfer of control at V-Stock Transfer Agent to J.D. Brammer and Gene Thomas as transfer agent authorized persons.

(iv)Assignment of debt due to Rajendran from BLIS as shown on financials in the amount of $14,063 to BUA, LLC.

(v)All requested corporate documents of BLIS, financials, vendor matters, accounting, state documents and other matters necessary.

(vi)Any and all documents necessary for transfer of control to be executed by the Assignor on behalf of new management of the Company.

ARTICLE IV REMEDIES

4.01   Arbitration.   All questions, conflicts, and claims of any kind concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the state of Kentucky, without regard to the principles of conflict of laws thereof. Any controversy of claim arising out of, or relating to, this Agreement, or the making, performance, or interpretation thereof, shall be settled by arbitration in the state of Kentucky.

4.02    Termination. The Assignee may terminate this Agreement, if at the Closing, the Assignor have failed to comply with all material terms of this Agreement and have failed to supply any documents required by this Agreement unless they do not exist, or have failed to disclose any material facts which could have a substantial effect on any part of this transaction. Assignor may terminate this Agreement, if at the Closing Assignee has failed to perform. Termination is the sole remedy.

4.03    Indemnification. From and after the Closing, the Parties, jointly and severally, agree to indemnify the other against all actual losses, damages and expenses caused by (i) any material breach of this Agreement by them or any material misrepresentation contained herein, or (ii) any misstatement of a material fact or omission to state a material fact required to be stated herein or necessary to make the statements herein not misleading.

4.04    Indemnification Non-Exclusive. The foregoing indemnification provision is in addition to, and not derogation of any statutory, equitable or common law remedy any party may have for breach of representation, warranty, covenant or agreement.

ARTICLE V MISCELLANEOUS

5.01    Captions and Headings. The article and paragraph headings throughout this Agreement are for convenience and reference only, and shall in no way be deemed to define, limit, or add to the meaning of any provision of this Agreement.

5.02    No Oral Change.   This Agreement and any provision hereof, may not be waived, changed, modified, or discharged, orally, but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, or discharge is sought.

5.03    Non Waiver. Except as otherwise expressly provided herein, no waiver of any covenant, condition, or provision of this Agreement shall be deemed to have been made unless expressly in writing and signed by the party against whom such waiver is charged; and (i) the failure of any party to insist in any one or more cases upon the performance of any of the provisions, covenants, or conditions of this Agreement or to exercise any option herein contained shall not be construed as a waiver or relinquishment for the future of any such provisions, covenants, or conditions, (ii) the acceptance of performance of anything required by this Agreement to be performed with knowledge of the breach or failure of a covenant, condition, or provision hereof shall not be deemed a waiver of such breach or failure, and (iii) no waiver by any party of one breach by another party shall be construed as a waiver with respect to any other or subsequent breach.

5.04    Time of Essence. Time is of the essence of this Agreement and of each and every provision hereof.

5.05    Entire Agreement. This Agreement, including any and all attachments hereto, if any, contain the entire Agreement and understanding between the parties hereto, and supersede all prior agreements and understandings.

5.06    Partial Invalidity. In the event that any condition, covenant or other provision of this Agreement is held to be invalid or void by any court of competent jurisdiction, it shall be deemed severable from the remainder of this Agreement and shall in no way affect any other condition, covenant or other provision of this Agreement. If such condition, covenant or other provision is held to be invalid due to its scope or breadth, it is agreed that it shall be deemed to remain valid to the extent permitted by law.

5.07    Significant Changes. The Assignor understand that significant changes may be made in the capitalization and/or stock ownership of the Company, which changes could involve a reverse stock split and/or the issuance of additional shares, thus possibly having a dramatic negative effect on the percentage of ownership and/or number of shares owned by present shareholders of the Company.

5.08    Counterparts.    This  Agreement may  be executed simultaneously in one  or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures will be acceptable to all parties.

5.09    Binding Effect. This Agreement shall inure to and be binding upon the heirs, executors, personals, successors and assigns of each of the parties to this Agreement.

5.10    Effect of Closing. All representations, warranties, covenants, and agreements of the parties contained in this Agreement, or in any instrument, certificate, opinion, or other writing provided for in it, shall be true and correct as of the Closing and shall survive the Closing of this Agreement.

5.11    Mutual Cooperation. The parties hereto shall cooperate with each other to achieve the purpose of this Agreement, and shall execute such other and further documents and take such other and further actions as may be necessary or convenient to effect the transaction described herein.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.

/s/ Ajay Rajendran , Assignor Ajay Rajendran, as Shareholder Date: Jan. 24, 2019	/s/ Gene Thomas , Assignee Name: Gene Thomas For Assignee Treat Club, Inc. Date: Jan. 24, 2019